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                                                                   EXHIBIT 10.39
                                                                   -------------

CONFIDENTIAL TREATMENT REQUESTED
--------------------------------
UNDER 17 C.F.R. (S)(S) 200.80(b)(4), 200.83 AND 240.24b-2
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Addendum to the "COLLABORATION AGREEMENT" between Novartis Agribusiness
Biotechnology Research, Inc. and Diversa Corporation which became effective January the 25th 1999.

This Addendum dated and effective as of the 1st of September, 2000 (the "Effective Date") is between Novartis Agribusiness Biotechnology Research, Inc. ("Novartis"), a corporation organized under the laws of Delaware, and Diversa Corporation ("Diversa"), a Delaware corporation, (collectively, the "Parties").

                                    RECITALS
                                    --------

       WHEREAS Novartis is engaged in development and commercialization activities of products useful in Agricultural Applications, most particularly [***] with broad applications in crop protection [***].
-----                                            -----

       WHEREAS Novartis has isolated and characterized [***] useful in [***].
                                                       -----           -----
       WHEREAS Diversa has proprietary technologies that can be broadly applicable to the rapid discovery, characterization and optimization of Biomolecules.

       WHEREAS Novartis has directed Diversa to apply its technology capabilities to [***].
                -----
       WHEREAS Novartis and Diversa desire to enter into this Addendum agreement under the terms and conditions of the aforementioned Collaboration Agreement except as modified herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this addendum, the Parties hereby agree as follows:

1.     DEFINITIONS.
-------------------

1.1    Agricultural Applications shall mean uses in crop [***] protection via
                                                         -----
       [***].
       -----

1.2 Biomolecule(s) shall have the same meaning as described in the Collaboration Agreement.

1.3 Diversa Technology shall have the same meaning as described in the Collaboration Agreement.

1.4 License shall have the same meaning as described in the Collaboration Agreement.



*CONFIDENTIAL TREATMENT REQUESTED
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1.5    Licensed Biomolecule shall have the same meaning as described in the
       Collaboration Agreement.

1.6    [***] shall mean [***].
       -----            -----

1.7 Net Sales shall have the same meaning as described in the Collaboration Agreement.

1.8    [***] Field. For the purposes of this Addendum, the [***] Field shall
       -----                                               -----
       mean [***] as [***] to [***] useful in [***].
            -----    -----    -----           -----

1.9    Project shall have the meaning set forth in Section 2.1.

1.10   Project Plan shall mean the plans set forth hereto as Attachment A.

1.11 Research Committee shall mean that committee which is appointed specifically for the Project and shall be comprised of [***] persons:
                                                              -----
       [***].
       -----

1.12   Royalty-Bearing Product shall mean any commercial product with [***] that
                                                                      -----
       has been manufactured using a Licensed [***].
                                              -----

1.13   [***] shall mean [***].
       -----            -----


2.     COLLABORATION
--------------------

2.1    Project. The Parties will undertake the Project entitled [***]. Each of
                                                                -----
       the Parties will contribute according to the terms and conditions outlined in the attached Project Plan (Attachment A). [***].
                                                             -----

2.2    Limited Use of [***]. Diversa agrees that it will use the [***], as well
                      -----                                      -----
       as [***], for the sole purpose of implementing the objectives of the
          -----
       Project. Any additional use of [***] shall be first proposed to, and is
                                      -----
       subject tO the approval of, the Research Committee.


3.     TREATMENT OF [***]
-------------------------



*CONFIDENTIAL TREATMENT REQUESTED
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3.1    Novartis Biomolecules. For the purposes of this Addendum, Novartis

       Biomolecules shall mean [***].
                               -----

3.2 Derivative Novartis Biomolecules. For the purposes of this Addendum, any Biomolecules related to Novartis Biomolecules which result from either the application of [***] comprising [***], and/or to [***] will be
                          -----            -----            -----
       defined as Derivative Novartis Biomolecule.

3.3 Development Biomolecule. For the purposes of this Addendum, Development Biomolecule shall mean any Biomolecule which [***] and which the Research
                                                    -----
       Committee has elected to designate as such.

4.     GRANTING OF RIGHTS
       ------------------

4.1 Option to License. Subject to the terms and conditions of this Addendum and the Collaboration Agreement, with respect to each Development Biomolecule, Diversa grants to Novartis an exclusive option to receive [***] worldwide, royalty-bearing license to use the Development
       -----
       Biomolecule in the [***] Field.
                          -----

4.2    License for Research Purposes. Diversa hereby grants a royalty-free, exclusive, transferable license to [***] to Novartis, its Affiliates, and
                                          -----
       to NADI and its Affiliates for research purposes only in the [***] Field.
                                                                    -----

5.     FINANCIAL TERMS
       ---------------

5.1    Milestone Payment. Novartis shall pay Diversa [***] in total upon
                                                     -----
       achievement of Derivative Novartis Biomolecules with [***].
                                                            -----

5.2    License Fees. Novartis shall pay Diversa the following License Fees:
5.2.1  A total of [***] upon [***] by [***].
                  -----      -----    -----
5.2.2  [***] upon [***], as specified in Attachment B, of [***].
       -----      -----                                   -----
5.2.3  [***] at [***] of [***].
       -----    -----    -----

5.3    Royalties. In consideration of the Licenses granted to Novartis by
--- Diversa under the Collaboration Agreement, for all Sales by Novartis, its Affiliates and Sublicensees of Royalty-Bearing Products in the [***]
                                                                      -----
       Field, Novartis shall pay Diversa a royalty of [***] for [***].
                                                      -----     -----
       Novartis shall pay Diversa a royalty of [***] if, [***].
                                               -----     -----



*CONFIDENTIAL TREATMENT REQUESTED
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       Novartis shall pay Diversa a royalty of [***] of [***] if [***].
                                               -----    -----    -----

6.     TERMS OUTSIDE THE [***] FIELD.
-------------------------------------

6.1. Extension of Field by Novartis. In the case that business opportunities are identified outside the [***] Field, the Parties agree to offer the
                                  -----
       possibility of extending the field of use of the technology developed under this Project provided that mutually agreeable commercial terms are proposed. Each of the Parties may elect to decline the extension either because it has no business interest and/or it finds the commercial terms unacceptable.

6.2.   Applications in Fields Other than [***] Fields. If and when Diversa
                                         -----
       pursues licensing and/or commercial development in field other than [***] Field, Novartis should receive financial compensation [***].
       -----                                                       -----

This Addendum, when fully executed, shall be an integral part of the Collaboration Agreement.

Accepted and Agreed to:
NOVARTIS AGRIBUSINESS                DIVERSA CORPORATION
BIOTECHNOLOGY RESEARCH, Inc.


    /s/ Stephen V. Evola                 /s/ Jay M. Short
___________________________________  ___________________________________
By: Dr. Stephen V. Evola             By: Dr. Jay M. Short
Co-President                         Chief Executive Officer

       28 August 2000                       8/22/00
Date:______________________________  Date:______________________________

[***]
*CONFIDENTIAL TREATMENT REQUESTED
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                              PARTNERSHIP PROJECT
                                    R&D PLAN

[***]
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                                  Attachment B
                                  ------------

                                     [***]
                                     -----

[***]
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